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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 October 8, 2001


                             PRIVATE BUSINESS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



             Tennessee                            000-25959                        62-1453841
             ---------                            ---------                        ----------
 (State or other jurisdiction of           (Commission File Number)         (Employer Identification
          incorporation)                                                            Number)


               9010 Overlook Boulevard, Brentwood, Tennessee 37027
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 221-8400
                                 --------------
              (Registrant's telephone number, including area code:)

                                 Not applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)



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Item 5.  Other Events.

  On October 8, 2001, the Company issued the memorandum attached hereto as
Exhibit 99.1 to its employees and shareholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

99.1       Memorandum dated October 8, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PRIVATE BUSINESS, INC.



                                         By:   /s/ Tom Black
                                              ------------------------------
                                              Thomas L. Black
                                              Chief Executive Officer

Date: October 9, 2001



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                                  EXHIBIT INDEX


99.1       Memorandum dated October 8, 2001